UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  April 26, 1999

                      OPTION ONE MORTGAGE LOAN TRUST
                Asset-Backed Certificates, Series 1999-1

New York (governing law of          333-67329-02   52-2157008
Pooling and Servicing Agreement)    (Commission    IRS EIN
(State or other                     File Number)
jurisdiction


        c/o Norwest Bank Minnesota, N.A.
        11000 Broken Land Parkway                            21044
        Columbia, Maryland                                  (Zip Code)
        (Address of principal executive offices)


       Registrant's telephone number, including area code:  (410) 884-2000



         (Former name or former address, if changed since last report)


ITEM 5.  Other Events

On April 26, 1999 a distribution was made to holders of OPTION ONE MORTGAGE LOAN TRUST, Asset-Backed Certificates, Series 1999-1.



  ITEM 7.  Financial Statements and Exhibits

        (c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K

             Exhibit Number                   Description
                               Monthly report distributed to holders of
             EX-99.1 Asset-Backed Certificates, Series 1999-1, relating to the April 26, 1999 distribution.






Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                      OPTION ONE MORTGAGE LOAN TRUST
                Asset-Backed Certificates, Series 1999-1

              By:   Norwest Bank Minnesota, N.A., as Trustee
              By:   /s/ Sherri J. Sharps, Vice President
              By:   Sherri J. Sharps, Vice President
              Date: 5/6/99


                                INDEX TO EXHIBITS

Exhibit Number                   Description

EX-99.1 Monthly report distributed to holders of Asset-Backed Certificates, Series 1999-1, relating to the April 26, 1999 distribution.